                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 26, 2001
                       -----------------------------------
                        (Date of Earliest Event Reported)


                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-53404                    52-2029487
------------------------     ---------------------       ----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (302) 478-6160
                                                      --------------

Item 5. Other Events.
--------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A and Class A-IO Certificateholders with respect to the November 26, 2001 Distribution Date.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
--------------------------------------------------------------------------

                  The quarterly financial statements for the period ended September 30, 2001 for Ambac Assurance Corporation are incorporated into this report by reference to the Form 10-Q filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on November 14, 2001.











                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EQUITY ONE ABS, INC.



                                             By: /s/ James H. Jenkins
                                                 -------------------------------
                                                  James H. Jenkins,
                                                  Senior Vice President and CFO


Dated:  November 28, 2001






                                       3
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                                                                     Page 1 of 3
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
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                             Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1

                                                Statement to Certificateholders

                                                         November 26, 2001
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL       BEGINNING                                                                                 ENDING
                FACE          PRINCIPAL                                                    REALIZED       DEFERRED     PRINCIPAL
  CLASS         VALUE          BALANCE        PRINCIPAL     INTEREST        TOTAL           LOSSES        INTEREST      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   A       200,096,000.00   180,844,287.28   5,343,213.47   430,811.28    5,774,024.75        0.00          0.00     175,501,073.81
   R                 0.00             0.00           0.00         0.00            0.00        0.00          0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS    200,096,000.00   180,844,287.28   5,343,213.47   430,811.28    5,774,024.75        0.00          0.00     175,501,073.81
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  AIO       24,000,000.00    24,000,000.00           0.00   120,000.00      120,000.00        0.00          0.00      24,000,000.00
   X                 0.00   186,097,072.24           0.00   218,199.74      218,199.74        0.00          0.00     181,503,963.01
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------  ----------------------
                                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                              PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------  ----------------------
                                                                                                                           CURRENT
                          BEGINNING                                                               ENDING                  PASS-THRU
CLASS         CUSIP       PRINCIPAL          PRINCIPAL           INTEREST          TOTAL         PRINCIPAL     CLASS        RATE
------------------------------------------------------------------------------------------------------------  ----------------------
  A                       903.78761834      26.70324979         2.15302295      28.85627274    877.08436855      A        2.680000%
------------------------------------------------------------------------------------------------------------  ----------------------
TOTALS                    903.78761834      26.70324979         2.15302295      28.85627274    877.08436855
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------  ----------------------
 AIO                    1,000.00000000       0.00000000         5.00000000       5.00000000  1,000.00000000    AIO        6.000000%
------------------------------------------------------------------------------------------------------------  ----------------------




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           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                       Robert Wainwright
                                         JPMorgan Chase Bank - Structured Finance Services
                                                     450 West 33 St, 14 fl.
                                                    New York, New York 10001
                                                      Tel: (212) 946-7551
                                               Email: robert.wainwright@chase.com
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 JPMorgan                                                            Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                     Page 2 of 3
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
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                             Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1

                                                        November 26, 2001
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
Sec. 4.03(a)(i)     Funds Allocable to Certificate Principal
                              Scheduled Principal                                                                        114,831.17
                              Curtailments                                                                                14,577.03
                              Prepayments                                                                              4,463,701.03
                              Available Distributable Excess Spread                                                      750,104.24
                              Liquidation Proceeds                                                                             0.00

Sec. 4.03(a)(ii)    Interest Distribution Amounts
                              Interest Distribution - A                                                                  430,811.28
                              Unpaid Interest - A                                                                              0.00
                              Remaining Unpaid Interest - A                                                                    0.00

                              Interest Distribution - AIO                                                                120,000.00
                              Unpaid Interest - AIO                                                                            0.00
                              Remaining Unpaid Interest - AIO                                                                  0.00

Sec. 4.03(a)(iii)   Available Funds Shortfall                                                                                  0.00

Sec. 4.03(a)(v)     Ending Pool Balance                                                                              181,503,963.01

Sec. 4.03(a)(vi)    Servicing Fee                                                                                         77,540.45

Sec. 4.03(a)(viii)  Advances Included in Current Distribution                                                                  0.00
                    Recouped Advances Included in Current Distribution                                                     2,840.13
                    Aggregate Amount of Advances Outstanding                                                             758,677.34

Sec. 4.03(a)(xii)   Aggregate Stated Principal Balance of the three largest loans                                      1,420,615.97

Sec. 4.03(a)(xiii)  Net WAC Cap Carryover Amounts Due                                                                          0.00
                    Net WAC Cap Carryover Amounts Paid                                                                         0.00

Sec. 4.03(a)(xiv)   Aggregate Principal Balance of Balloon Loans w/ Original Terms <=36 Months 60 + Delinquent           370,871.25

Sec. 4.03(a)(xv)    Current Period Loan Losses                                                                                 0.00
                    Cumulative Loan Losses                                                                                     0.00


Sec. 4.03(a)(xvi)   Funds Withdrawn From Reserve Fund For Distribution                                                         0.00
                    Ending Balance of Reserve Fund                                                                             0.00

Sec. 4.03(a)(xvii)  Number of Loans Repurchased                                                                                0.00

Sec. 4.03(a)(xviii) Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)               10.48

Sec. 4.03(a)(xix)   Weighted Average Remaining Term of Outstanding Loans                                                     321.00

Sec. 4.03(a)(xx)    Overcollateralization Target Amount                                                                6,002,889.20

Sec. 4.03(a)(xxi)   Distributable Excess Spread Included in Distribution                                                 750,104.24


[LOGO]
 JPMorgan                                                            Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                     Page 3 of 3
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
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                             Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1

                                                         November 26, 2001
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
Sec. 4.03(a)(xxii)  Amount of Funds Collected by Trustee under Yield Maintenence Agreeement                                    0.00

Sec. 4.03(a)(ix)A        Loans Delinquent

                         --------------------------------------------------------------------------------------
                                                             Group Totals
                         --------------------------------------------------------------------------------------
                             Period              Number                 Principal Balance            Percentage
                         --------------------------------------------------------------------------------------
                            0-30 days             397                    34,236,116.79                 18.86%
                         --------------------------------------------------------------------------------------
                           31-60 days              48                     4,243,475.09                  2.34%
                         --------------------------------------------------------------------------------------
                           61-90 days              32                     3,864,309.77                  2.13%
                         --------------------------------------------------------------------------------------
                           91+days                 36                     3,424,123.21                  1.89%
                         --------------------------------------------------------------------------------------
                            Total                 513                    45,768,024.86                 25.22%
                         --------------------------------------------------------------------------------------

Sec. 4.03 (a)(ix)B       Loans in Foreclosure

                                 ---------------------------------------------------------------------
                                                             Group Totals
                                 ---------------------------------------------------------------------
                                           Number          Principal Balance            Percentage
                                 ---------------------------------------------------------------------
                                             29               2,486,246.44                 1.37%
                                 ---------------------------------------------------------------------

Sec. 4.03(a)(xi)         Loans in REO

                                 ---------------------------------------------------------------------
                                                             Group Totals
                                 ---------------------------------------------------------------------
                                           Number          Principal Balance            Percentage
                                 ---------------------------------------------------------------------
                                             0                    0.00                      0.00%
                                 ---------------------------------------------------------------------



[LOGO]
 JPMorgan                                                            Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.
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